UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2009

ARKANOVA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51612

(Commission File Number)

68-0542002

(IRS Employer Identification No.)

2441 High Timbers Drive, Suite 120, The Woodlands, Texas 77380

(Address of principal executive offices and Zip Code)

(281) 298-9555

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On December 2, 2009, our President, Pierre Mulacek, exercised 300,000 options to purchase common shares at an exercise price of $0.10 per common share and, accordingly, we issued 300,000 common shares to the President of our company for gross proceeds of $30,000. We issued the common shares relying on exemptions from registration provided by Section 4(2) and/or Regulation D of the Securities Act of 1933.

On December 2 2009, our Chief Financial Officer, Reginald Denny, exercised 150,000 options to purchase common shares at an exercise price of $0.10 per common share and, accordingly, we issued 150,000 common shares to the Chief Financial Officer of our company for gross proceeds of $15,000. We issued the common shares relying on exemptions from registration provided by Section 4(2) and/or Regulation D of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANOVA ENERGY CORPORATION

/s/ Pierre Mulacek

Pierre Mulacek

President and Chief Executive Officer

Date:	December 2, 2009